DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund
Class A * Class B * Class C * Class R

Supplement to the Fund's Prospectus dated March 30, 2005

Effective July 6, 2005, a new account may be opened in Delaware Emerging Markets Fund (by purchase, exchange or certain transfers) only with a minimum initial investment of $50,000. The minimum additional or subsequent investment amounts will remain as stated in the current prospectus.

The following information replaces the last paragraph under "How to buy shares" on page 28 of the Prospectus:

Effective July 6, 2005, the information in this paragraph applies to Delaware International Value Equity Fund and Delaware International Small Cap Value Fund:

Once you have completed an application, you can open an account with an initial investment of $1,000 per Fund. Additional investments may be made at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum purchase for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

Effective July 6, 2005, the minimum initial investment in Delaware Emerging Markets Fund is $50,000. The $50,000 minimum initial investment applies to all Delaware Emerging Markets Fund shares, including those purchased in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan or in a Coverdell Education Savings Account.

The minimum additional investment for Delaware Emerging Markets Fund is $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum additional investment is $25. The minimums vary for retirement plans other than IRAs or Roth IRAs.

This Supplement is dated June 24, 2005.